UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 20, 2009

(Date of earliest event reported)

Forgent Networks, Inc.

(Exact name of registrant as specified in its charter)

TX	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wild Basin Rd		78746
(Address of principal executive		(Zip Code)
offices)

512-437-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .

Nancy L. Harris Retention Agreement

On August 20, 2009, Forgent Networks, Inc. (the “Company”) entered into a Retention Agreement with Nancy L. Harris, the Company’s CEO and President.  The Company believes that in light of potential changes to the Company’s Executive Management and/or Board of Directors, it is critical for the Company and in the best interest of the Company’s stockholders for Ms. Harris to remain with the Company through any such transition.  Pursuant to the terms and conditions of the Retention Agreement, the Company will continue to engage Ms. Harris as CEO and President of the Company through December 31, 2009 (the “Retention Period”).  Ms. Harris will continue to receive her current salary and benefits through the Retention Period and will receive a single lump sum cash payment equal to $107,500 if she continues to be employed by the Company through the Retention Period or if she is terminated by the Company without cause prior to the end of the Retention Period.  The Retention Agreement automatically terminates any Parachute Agreements between the Company and Ms. Harris.

The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Richard N. Snyder Retention Agreement

On August 26, 2009, the Company entered into a Retention Agreement with Richard N. Snyder, the Company’s Executive Chairman. The Company believes it is in the best interest of the Company’s stockholders for Mr. Snyder to remain with the Company through the annual meeting of stockholders for fiscal 2008 to be held on August 28, 2009 (the “Annual Meeting”). Pursuant to the terms and conditions of the Retention Agreement, Mr. Snyder will receive a single lump sum cash payment equal to $95,000 if he continues to be employed by the Company through the Annual Meeting. The Retention Agreement automatically terminates any Parachute Agreements between the Company and Mr. Snyder.

The foregoing description of the Retention Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Nancy L. Harris Retention Agreement

99.2 Richard N. Snyder Retention Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2009	FORGENT NETWORKS, INC.

	By:	/s/ Jay C. Peterson
Jay C. Peterson
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Nancy L. Harris Retention Agreement
99.2	Richard N. Snyder Retention Agreement